Exhibit 99.1

Mike Sievert to Succeed John Legere as CEO of T-Mobile on May 1, 2020

Mike Sievert is committed to the successful Un-carrier strategy, demonstrating that T-Mobile will remain a disruptive force in US wireless marketplace to benefit consumers

John Legere will continue as CEO through end of his contract on April 30, 2020 and will focus on a smooth leadership transition and closing the Sprint acquisition

Leadership transition is culmination of comprehensive multi-year succession planning process led by John Legere and the Board of Directors for next generation of leadership

BELLEVUE, Wash. (November 18, 2019) – T-Mobile US, Inc. (NASDAQ: TMUS) today announced that its Board of Directors has named Mike Sievert as Chief Executive Officer, effective May 1, 2020. Currently President, Chief Operating Officer and a Board Director, Sievert will assume the CEO role from John Legere after the conclusion of Legere’s contract on April 30, 2020. Sievert’s new title will be President and CEO. Legere will remain a member of the Board.

The CEO transition is part of the Board’s well-established succession planning process to position the next generation of leadership at T-Mobile to take the Company forward.

“John Legere has had an enormously successful run as CEO. As the architect of the Un-carrier strategy and the company’s complete transformation, John has put T-Mobile US in an incredibly strong position. I have the highest respect for his performance as a manager and as a friend, I am very grateful to him for the time together,” said Tim Höttges, Deutsche Telekom CEO, and Chairman of the Board of T-Mobile US. “John taught everyone at T-Mobile that if you listen to customers and empower employees, you can change a culture – and by doing so – change a company and an entire industry. On behalf of the Board of Directors, I would like to thank John, and of course Mike, and all the employees for everything they have achieved over the past seven years. We have tremendous respect for John’s leadership and appreciate his incredible contributions to T-Mobile’s success. The Board is pleased that John will support this leadership transition while focusing on closing our pending acquisition of Sprint.”

With Legere’s involvement, the Board undertook a comprehensive, multi-year, leadership succession planning process tied to the strategic direction of T-Mobile and has chosen Sievert to step into the CEO role next Spring. Sievert has worked alongside Legere for the last seven years, transforming T-Mobile into the fastest growing wireless provider in the market and ultimately into the tremendously successful Un-carrier. As T-Mobile’s Chief Marketing Officer and then COO, Sievert led the design and execution of the 16 Un-carrier “moves” that have defined the company and established T-Mobile as the customer satisfaction leader and most-loved brand in the industry.

Today, in his current role as President and COO, Sievert leads a team of tens of thousands of customer-focused disruptors and innovators who are changing the rules of wireless every day. He leads all of T-Mobile’s marketing and product groups, and all retail, sales, and customer support groups for all of T-Mobile’s segments and brands, among other responsibilities. In addition, over the past two years he has worked closely with Legere on T-Mobile’s merger planning, integration, and regulatory approval initiatives, with the goal of creating the New T-Mobile by successfully closing the pending acquisition of Sprint. Sievert has also served as a member of the T-Mobile Board of Directors for nearly 2 years.

Sievert and T-Mobile are dedicated to continuing and supercharging the Un-carrier strategy as the New T-Mobile.

“I have had the opportunity to get to know Mike both personally and professionally over our years of working together, and I am very pleased to be welcoming him to his impending new role,” commented Tim Höttges. “He has been actively involved in all our most important corporate decisions since he joined T-Mobile in 2012. Mike is an experienced, passionate, and results-oriented leader, who cares deeply about our employees and customers and lives the Un-carrier values of the T-Mobile brand every day. He has the support of John Legere and the full confidence of the Board.”

“I hired Mike in 2012 and I have great confidence in him. I have mentored him as he took on increasingly broad responsibilities, and he is absolutely the right choice as T-Mobile’s next CEO,” said John Legere. “Mike is well prepared to lead T-Mobile into the future. He has a deep understanding of where T-Mobile has been and where it needs to go to remain the most innovative company in the industry. I am extremely proud of the culture and enthusiasm we have built around challenging the status quo and our ongoing commitment to putting customers first. Together, these attributes have distinguished T-Mobile in the marketplace and on Wall Street, giving us a powerful business advantage that is instilled throughout every level of T-Mobile. I am confident it will thrive under Mike’s leadership.”

“In the months ahead, my focus will be on ensuring a smooth leadership transition and continuing to work closely with the Board and Mike to complete the Sprint transaction,” added John Legere. “This merger will create the New T-Mobile – a company that is uniquely positioned to continue disrupting the wireless category – and beyond. This marks the beginning of a dynamic new chapter for T-Mobile.”

“I am very grateful to Tim and the Board for this exciting opportunity to lead T-Mobile into the future,” commented Mike Sievert. “I personally want to thank John for all he has done for me and for the T-Mobile brand, our customers, employees, partners, and investors. John is a one-of-a-kind, visionary leader who has redefined the role of CEO and demonstrated how to use it to create positive change for customers, employees, and investors alike. I have been fortunate to work together with him to build T-Mobile’s purpose-driven strategy to address customer pain points, an approach that has been the foundation for our unprecedented growth.”

“The Un-carrier culture, which all our employees live every day, will not change,” continued Mike Sievert. “T-Mobile is not just about one individual. Our company is built around an extraordinarily capable management team and thousands of talented, committed, and customer-obsessed employees. Going forward, my mission is to build on T-Mobile’s industry-leading reputation for empowering employees to deliver an outstanding customer experience and to position T-Mobile not only as the leading mobile carrier, but as one of the most admired companies in America.”

Conference Call / Webcast Information

T-Mobile will host a conference call for investors and media on November 18, 2019, at 9 a.m. Eastern Standard Time (EST) to discuss this announcement.

Access via Phone (audio only):

Date: Monday, November 18, 2019

Time: 9 a.m. EST

US/Canada: 800-367-2403

International: +1-334-777-6978

Participant Passcode: 9436588

Please plan on accessing the conference call ten minutes prior to the scheduled start time.

A replay of the conference call will be available for two weeks starting shortly after the call concludes and can be accessed by dialing 888-203-1112 (U.S. Toll Free) or +1 719-457-0820 (International). The access code for the replay is 9436588.

Access via Webcast (audio only):

The conference call audio will be webcast beginning at 9:00 a.m. EST and can be accessed at https://globalmeet.webcasts.com/starthere.jsp?ei=1272957&tp_key=975827359a. You may join via laptop, tablet or mobile device. Audio will stream through your selected device, so be sure to have your headphones or your volume turned up.

About T-Mobile US, Inc.

As America’s Un-carrier, T-Mobile US, Inc. (NASDAQ: TMUS) is redefining the way consumers and businesses buy wireless services through leading product and service innovation. Our advanced nationwide 4G LTE network delivers outstanding wireless experiences to 84.2 million customers who are unwilling to compromise on quality and value. Based in Bellevue, Washington, T-Mobile US provides services through its subsidiaries and operates its flagship brands, T-Mobile and Metro by T-Mobile. For more information, please visit http://www.t-mobile.com.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including information concerning T-Mobile US, Inc.’s future results of operations, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could,” or similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties and may cause actual results to differ materially from the forward-looking statements. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the failure to obtain, or delays in obtaining, required regulatory approvals for the merger (the “Merger”) with Sprint Corporation (“Sprint”), pursuant to the Business Combination Agreement with Sprint and other parties therein (as amended, the “Business Combination Agreement”) and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”), risks associated with the actions and conditions we have agreed to in connection with such approvals, and the risk that such approvals may result in the imposition of additional conditions that, if accepted by the parties, could adversely affect the combined company or the expected benefits of the Transactions, or the failure to satisfy any of the other conditions to the Transactions on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Business Combination Agreement; adverse effects on the market price of our common stock or on our operating results because of a failure to complete the Merger in the anticipated timeframe, on the anticipated terms or at all; inability to obtain the financing contemplated to be obtained in connection with the Transactions on the expected terms or timing or at all; the ability of us, Sprint and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of our or Sprint’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the Transactions on the market price of our common stock and on our or Sprint’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant costs related to the Transactions, including financing costs, and unknown liabilities of Sprint or that may arise; failure to realize the expected benefits and synergies of the Transactions in the expected timeframes, in part or at all; costs or difficulties related to the integration of Sprint’s network and operations into our network and operations, including intellectual property and communications systems, administrative and information technology infrastructure and accounting, financial reporting and internal control systems, and the alignment of the two companies’ guidelines and practices; costs or difficulties related to the completion of the divestiture of Sprint’s prepaid wireless businesses to DISH Network Corporation and the satisfaction of any related government commitments to such divestiture; the risk of litigation or regulatory actions related to the Transactions, including the antitrust litigation related to the Transactions brought by the attorneys general of certain states and the District of Columbia; the inability of us, Sprint or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the Business Combination Agreement during the pendency of the Transactions could adversely affect our or Sprint’s ability to pursue business opportunities or strategic transactions; adverse economic, political or market conditions in the U.S. and international markets; competition, industry consolidation, and changes in the market for wireless services, which could negatively affect our ability to attract and retain customers; the effects of any future merger, investment, or acquisition involving us, as well as the effects of mergers, investments, or acquisitions in the technology, media and telecommunications industry; challenges in implementing our business strategies or funding our operations, including payment for additional spectrum or network upgrades; the possibility that we may be unable to renew our spectrum licenses on attractive terms or acquire new spectrum licenses at reasonable costs and terms; difficulties in managing growth in wireless data services, including network quality; material changes in available technology and the effects of such changes, including product substitutions and deployment costs and performance; the timing, scope and financial impact of our deployment of advanced network and business technologies; the impact on our networks and business from major technology equipment failures; inability to implement and maintain effective cyber security measures over critical business systems; breaches of our and/or our third-party vendors’ networks, information technology and data security, resulting in unauthorized access to customer confidential information; natural disasters, terrorist attacks or similar incidents; unfavorable outcomes of existing or future litigation; any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks and changes in data privacy laws; any disruption or failure of our third parties’ or key suppliers’ provisioning of products or services; material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact; changes in accounting assumptions that regulatory agencies, including the Securities and Exchange Commission (“SEC”), may require, which could result in an impact on earnings; changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions; the possibility that the reset process under our trademark license results in changes to the royalty rates for our trademarks; the possibility that we may be unable to adequately protect our intellectual property rights or be accused of infringing the intellectual property rights of others; our business, investor confidence in our financial results and stock price may be adversely affected if our internal controls are not effective; the occurrence of high fraud rates related to device financing, credit card, dealers, or subscriptions; and interests of a majority stockholder may differ from the interests of other stockholders. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law.

Important Additional Information

In connection with the Transactions, T-Mobile US, Inc. (“T-Mobile”) has filed a registration statement on Form S-4 (File No. 333-226435), which contains a joint consent solicitation statement of T-Mobile and Sprint Corporation (“Sprint”), that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party will file other documents regarding the Transactions with the SEC. The registration statement on Form S-4 was declared effective by the SEC on October 29, 2018, and T-Mobile and Sprint commenced mailing the joint consent solicitation statement/prospectus to their respective stockholders on October 29, 2018. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain these documents free of charge from the SEC’s website or from T-Mobile or Sprint. The documents filed by T-Mobile may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov, or from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210. The documents filed by Sprint may be obtained free of charge at Sprint’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov, or from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Press Contact:

Media Relations

T-Mobile US, Inc.

mediarelations@t-mobile.com

http://newsroom.t-mobile.com

Investor Relations Contact:

Nils Paellmann

T-Mobile US, Inc.

investor.relations@t-mobile.com

http://investor.t-mobile.com